UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 28, 2005


                               PAVO ROYAL, INC.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

             Nevada                  000-51224                56-2504276
---------------------------    ------------------------    ------------------
   (State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification No.)

                     6130 Elton Avenue, Las Vegas, NV 89107
        -------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 334-4008
                    -------------------------------------
                         (Issuer's Telephone Number)

                      8309 Bay Dunes, Las Vegas, NV  89131
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 28, 2005, My Quote Zone, Inc., ("MQZ") a Nevada corporation and Pavo Royal, Inc., ("PAVO") a Nevada corporation entered into an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby MQZ has acquired all the outstanding shares of common stock of PAVO from its sole stockholder in an exchange for $3,600 cash in a transaction where MQZ is the successor corporation. The Merger was approved by the unanimous consent of the Board of Directors of MQZ on December 28, 2005.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, MQZ is the successor issuer to PAVO for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for MQZ to succeed to the registration status of PAVO under the Exchange Act pursuant to Rule 12g-3.
PAVO, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. MQZ, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of PAVO resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of PAVO become the Articles and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein.
(See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

REGISTRANT'S BUSINESS
---------------------

Pavo Royal, Inc. was incorporated under the laws of the State of Nevada on December 29, 2004. The Company was formed as a blank check company for the purpose of seeking to complete a merger or business acquisition transaction.
The Company has been in the developmental stage since inception and has conducted virtually no business operations other than organizational activities. The Company has no full-time employees and owns no real estate or personal property.

MQZ BUSINESS
------------

My Quote Zone, Inc. ("MQZ"), formerly Cornerstone Data Processing, Inc., (was incorporated in Nevada on December 26, 2003. On September 26, 2005 the Company filed a Certificate of Amendment with the Nevada Secretary of State changing its name to My Quote Zone, Inc. from Cornerstone Data Processing, Inc. MQZ is a technology based marketing firm that specializes in online lead generation.

MQZ acquires prospects on behalf of clients nationwide utilizing its proprietary Lead Code software platform. This technology platform allows the Company to acquire, database and deliver lead applications to clients in real-time. MQZ currently services the following industries:

o  Communications
o  Insurance
o  Travel
o  Auto
o  Mortgage

My Quote Zone lead generation programs create qualified sales prospects in each of the above categories. These sales prospects are then sold to qualified buyers in an auction format. This is the most market efficient way to derive maximum revenue per lead for the Company.

RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.



(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements from inception on December 26, 2003 through its year end for September 30, 2005. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities.
The ability to achieve profitable operations is in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.


(c)  COMPETITION

MQZ faces intense competition from larger and better-established companies that may prevent MQZ from ever becoming a significant market leader. The market for selling services over the Internet is relatively new, rapidly evolving and competitive. Management expects the competition to intensify in the future. Barriers to entry are relatively low, and current and new competitors can launch new sites at relatively low costs using commercially available software. MQZ potentially competes with a number of other companies marketing similar services over the Internet. Pressures created by MQZ's competitors could negatively impact its business, results of operations and financial condition.

Some of MQZ's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, MQZ's competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors as use of the Internet and other online services increases. Therefore, some of MQZ's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to website and systems development or may try to attract traffic by offering incentives such as free products and/or services. Increased competition may result in reduced operating margins, loss of market share and diminished value in the MQZ brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

MQZ possesses limited resources with which to compete relative to its competitors. In addition, these companies may have more ability to pay for advertising with major search engines and on other third party web sites, obtaining greater exposure to the general public. Many have also established an on-line auction format, which gives them another arena for retail sales. New technologies and the expansion of existing technologies may increase competitive pressures on the Company by enabling its competitors to offer products at a lower cost. Certain Web-based applications that direct Internet traffic to certain Web sites may channel users to retail services that compete with MQZ. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.


(d)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies exclusively upon the services and expertise of Eduard Tabara (President) and Mark Theis (Director). In order to implement the aggressive business plan of the Company, management recognizes that additional staff will be required. Eduard Tabara and Mark Theis are the only personnel at the outset. Management has no plans to increase the number of employees until the Company can produce a profit on a consistent basis. No assurances can be given that MQZ will be able to find suitable employees that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.

(e) THE COMPANY IS DEPENDENT ON ITS OFFICERS TO DEVELOP AND IMPLEMENT ITS BUSINESS PLAN.

MQZ plans to rely heavily on Eduard Tabara and Mark Theis. Should the Company be deprived of the services of these officers/directors for any reason during this period of expansion, the results would be devastating to the Company and could lead to its dissolution. Management cannot be sure that this business model will be successful. The Company does not currently have an employment agreement with Eduard Tabara and Mark Theis.

(f) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, MQZ would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

(g)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 6130 Elton Avenue, Las Vegas, NV 89107.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer are as follows:

Name              Age                 Position
-------------     ---                 --------------------------
Eduard Tabara     31                  President

Mark Theis        35                  Director

----------------------------------------------------------------

Biography of Mark Theis, Director
---------------------------------

September 2005 to Present - My Quote Zone, Inc - Director

2002 to August 2005 - Independent Programming Consultant

1999 to 2002, 1Hope.com, Inc - CTO

1998 to 1999, MHC, Medical Management Corporation of California - Lead Database/Application Programmer

1997 to 1998, Steri-Oss, Inc - Programmer / Analyst

1995 to 1997, Washington State Department of Social and Health Services Computer Analyst/Programmer II & III

1994 to 1995, Washington State Department of Social and Health Services Computer Information Consultant I

Military
--------

United States Army - 1988 to 1993

Education
---------

Rio Americano High School, Sacramento, CA - Graduated - 1988
South Puget Sound College, Olympia, WA - Attended 1993 to 1995


EDUARD TABARA - President
-------------------------

September 2005 to Present - My Quote Zone, Inc - President

April 2001 to August 2005, Abadon Studio - Senior Cold Fusion Developer

December 1999 to March 2001, Department of Information and Documentation of the State Enterprise "Registru" - Head Engineer

January 1999 to November 1999, National Bank of Moldova - Head Engineer (Department of Protection of Information)

January 1996 to December 1998, The Computer Center of the State University of Moldova - Main Engineer

December 1995 to December 1998, State University of Moldova (Institute "Perspectiva") - Professor of Mathematics and Computer Science

Education
---------

State University of Moldova - Graduate Degree - Faculty of Mathematics and Cybernetics - 1996

State University of Moldova - Post-Graduate Studies - 1996 to 1999 Professor of Mathematics, Computer Science & Theory of Probabilities

Languages
---------

Romanian, English, Russian and Spanish

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received annual compensation during the fiscal year ended September
30, 2005.   MQZ intends to pay salaries when cash flow permits.


Eduard Tabara and Mark Theis

SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Eduard Tabara
    President      2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-

Mark Theis
    Director       2005     -0-            -0-           -0-
                   2004     -0-            -0-           -0-

-------------------------------------------------------------------------------


Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
Eduard Tabara
    President      2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-

Mark Theis
    Director       2005    -0-           -0-                -0-      -0-
                   2004    -0-           -0-                -0-      -0-
------------------------------------------------------------------------------


The Company currently does not have employment agreements with its executive officers. The executive officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. They will receive no accrued remuneration.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

MQZ Common Stock, $0.001 par value, is not traded on any market medium.

DESCRIPTION OF MQZ SECURITIES

In accordance with its amended and restated certificate of incorporation, MQZ is authorized to issue up to 70,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of December 27, 2004, there were 1,448,000 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


MQZ COMMON STOCK

On December 26, 2003 (inception), the Company issued 30,000,000 shares of its $0.001 par value common stock to its sole shareholder for cash.

On May 30, 2005, the Company issued 6,000,000 shares of its $0.001 par value common stock pursuant to a regulation 504 offering.

On September 30, 2005, the Company effected a 6-for-1 forward split of its $0.001 par value common stock. All references to common stock are retroactively restated to reflect the forward split.

As of December 28, 2005, there were 36,000,000 shares of Common Stock issued and outstanding. There are no outstanding stock options or warrants. MQZ has 70,000,000 shares, par value $0.001, authorized.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help MQZ's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

Item 5.01 Changes in Control of Registrant

On December 28, 2005, Jeffrey Chad Guidry resigned as the sole officer and director of the Registrant and MQZ's directors, Eduard Tabara, Mark Theis, became the directors/officer of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholders of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, MQZ is the successor issuer to PAVO for reporting purposes under the Securities Exchange Act of 1934, as amended
(the "Act"). The purpose of this transaction was for MQZ to succeed to the registration status of PAVO under the Exchange Act pursuant to Rule 12g-3. PAVO, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. MQZ, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of PAVO resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of PAVO become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of December 28, 2005 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                     Amount
Title     Name and Address                           of shares      Percent
of        of Beneficial                              held by          of
Class     Owner of Shares            Position        Owner          Class(1)
----------------------------------------------------------------------------
Common     Mark Theis (2)            Director       9,000,000       25%
Common     Eduard Tabara (3)         President        720,000        2%
Common     Metzger Family Trust(4)   Shareholder    5,760,000       16%
---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (2 persons)                             9,720,000       27%


(1) The percentages listed in the Percent of Class column are based upon 36,000,000 issued and outstanding shares of Common Stock.
(2)  Mark Theis, 6130 Elton Avenue, Las Vegas, NV 89107.
(3)  Eduard Tabara, 6130 Elton Avenue, Las Vegas, NV 89107.
(4)  Metzger Family Trust, 100 Oak Forest Circle, Glendora, VA  91741.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 28, 2005, PAVO accepted the resignations of Jeffrey Chad Guidry as Officer and Director and Eduard Tabara and Mark Theis became the President and Director, respectfully, of the director of the Registrant.

Pursuant to the merger, the Officers and Directors of MQZ, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Effective as of December 28, 2005, the Registrant's Board of Directors will amend its Articles of Incorporation and By-laws. The Articles of Merger change the name of Registrant from Pavo Royal, Inc. to My Quote Zone, Inc. (See Exhibit A, of Merger Agreement filed as an exhibit to this Current Report on Form 8-K.)

Change of Fiscal Year
---------------------

Effective with the Merger, the Registrant elects to change is fiscal year from December 31 to September 30.


Item 5.06. Change in Shell Company Status

Reference is made to the disclosure set forth under Item 2.01 and Item 5.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 8.01  Other Events

Based on the acquisition of My Quote Zone, Inc., the Registrant has moved its headquarters from 8309 Bay Dunes, Las Vegas, NV 89131 to 6130 Elton Avenue, Las Vegas, NV 89107, effective December 28, 2005.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of MQZ for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report provides hereto as Exhibit 99.2 the audited consolidated financial statements of MQZ for the period from December 26, 2003 (inception) to September 30, 2005.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of MQZ for are included herein. This Current Report provides exhibit 99.3 and the unaudited pro forma consolidated financial information of the Pavo Royal and My Quote Zone, Inc.

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Pavo Royal and My Quote Zone, Inc. dated December 28, 2005.

        99.2*     Audited Financials for MQZ.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the Pavo Royal and My Quote Zone, Inc.
---------------------
*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    My Quote Zone, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Mark Theis
                                ------------------------------------
                                 Name:  Mark Theis
                                 Title: Director

Dated:  December 28, 2005

                                  Exhibit Index

(c)      Exhibits:

         2.1* Acquisition Agreement and Plan of Merger, by and between Pavo Royal and My Quote Zone, Inc. dated December 28, 2005.

        99.2*     Audited Financials for MQZ.

        99.3* Unaudited Pro Forma Consolidated Financial Information of the Pavo Royal and My Quote Zone, Inc.

---------------------
*This filing.